SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) April 5, 2010

BLACKSANDS PETROLEUM, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-51427	20-1740044
(State or other jurisdiction of incorporation or organization)	(Commission File number)	(IRS Employer Identification No.)

401 Bay Street, Suite 2700, PO Box 152
Toronto, Ontario Canada M5H 2Y4
_____________________________________________
(Address of principal executive offices) (Zip Code)

(416) 359-7805
__________________
(Registrant’s Telephone Number, Including Area Code)

___________________________________________________

(Former Name, Address and Fiscal Year, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01            Completion of Acquisition or Disposition of Assets

On April 5, 2010, Blacksands Petroleum, Inc. acquired a significant minority working interest in Beech Creek #1 and Beech Creek #2.  The Beech Creek Field is located in northeastern Hardin County, Texas, northwest of the town of Silsbee. The total acquisition cost was approximately $741,000.  The Beech Creek #1 and #2 contain wells that are currently producing from Yegua sands in the Beech Creek field. Both wells consist of a 44 acre oil unit. The interests were acquired from Harvest Asset Management, LLC, Cailey Victoria Andres, Inc., Pearl States, Inc., Discovery Data, Inc. and CTM 2005, Ltd.

Item 9.01 – Financial Statement and Exhibits

Exh. No.	Description
99.1	Press release dated April 6, 2010
99.2	Assignment and Bill of Sale

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSANDS PETROLEUM, INC.

Date: April 6, 2010	By:	/s/ Mark Holcombe
	Name:	Mark Holcombe
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exh. No.	Description
99.1	Press release dated April 6, 2010
99.2	Assignment and Bill of Sale